SENIOR NOTES	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
SENIOR NOTES
SENIOR NOTES
In December 2012, Kennedy Wilson completed a public offering of $55.0 million aggregate principal amount of 7.75% Senior Notes due 2042. The Notes were issued and sold at a public offering price of 100% of their principal amount by Kennedy-Wilson, Inc. (the “Issuer”), a wholly owned subsidiary of Kennedy Wilson. The amount of the 7.75% senior notes included in the accompanying consolidated balance sheets was $55.0 million at December 31, 2012.
In December 2012, the Issuer, in a private placement, issued $100.0 million aggregate principal amount of 8.750% senior notes due April 1, 2019 (the "Notes") for approximately $105.3 million, net of premium. The Notes were issued as additional Notes under an indenture dated as of April 5, 2011, among the Issuer; Kennedy Wilson, as parent guarantor; certain subsidiaries of the Issuer, as subsidiary guarantors; and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as trustee, as thereafter supplemented and amended. During 2011, the Issuer issued $200.0 million aggregate principal amount of its 8.750% Senior Notes due 2019 on April 5, 2011 for approximately $198.6 million, net of discount, and an additional $50.0 million aggregate principal amount of such notes on April 12, 2011 for approximately $50.8 million, net of premium (together, the “Initial Notes”). The Notes have substantially identical terms as the Initial Notes and will be treated as a single series with the Initial Notes under the Indenture. In December 2011, Kennedy-Wilson commenced a registered exchange offer for the Initial Notes. The exchange was completed on February 2012 and all outstanding Initial Notes issued in the private placements were exchanged for registered notes. Kennedy-Wilson has filed a registration statement with the Securities and Exchange Commission to commence a registered exchange offer for the Notes issued in December 2012.
The aggregate carrying value of the 8.75% senior notes included in the accompanying consolidated balance sheets, net of unamortized premiums and discounts was $354.6 million and $249.4 million at December 31, 2012 and 2011, respectively.
The indentures governing the 7.75% Senior Notes and the 8.75% Senior notes contain various restrictive covenants, including, among others, limitations on our ability and the ability of certain of our subsidiaries to incur or guarantee additional indebtedness, make restricted payments, pay dividends or make any other distributions from restricted subsidiaries, redeem or repurchase capital stock, sell assets or subsidiary stocks, engage in transactions with affiliates, create or permit liens on assets, enter into sale /leaseback transactions, and enter into consolidations or mergers. The indentures governing the 7.75% Senior Notes and the 8.750% Senior Notes limits the ability of Kennedy-Wilson and certain of its subsidiaries to incur additional indebtedness if, on the date of such incurrence and after giving effect to the new indebtedness, Kennedy-Wilson's maximum balance sheet leverage ratio (as defined in the indenture) is greater than 1.50 to 1.00. This ratio is measured at the time of incurrence of additional indebtedness. As of December 31, 2012, the balance sheet leverage ratio was 0.87 to 1.00. See Note 23 for the guarantor and non-guarantor financial statements.